UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2005

Grant Prideco, Inc.

(Exact name of registrant as specified in charter)

Delaware (State of Incorporation)	001-15423 (Commission File No.)	76-0312499 (I.R.S. Employer Identification No.)

400 N. Sam Houston Pkwy. East, Suite 900 (Address of Principal Executive Offices)		77060 (Zip Code)

Registrant’s telephone number, including area code: (281) 878-8000
(Former name or former address, if changed since last report)

Item 1.01.  Entry into Material Agreement

     The Compensation Committee of the Board of Directors approved the payment of the following fiscal 2004 bonuses effective March 31, 2005 in accordance with the Company’s Incentive Compensation Plan (ICP):

Michael McShane	$900,000

Matthew Fitzgerald	$330,000

David Black	$240,000

John Deane	$192,000

Jim Breihan	$195,000

Philip Choyce	$250,000

Greg Boane	$131,000

James Mitchell	$131,000

     Bonuses for executive officers under the ICP for fiscal 2005 (to be paid in 2006) will be determined by the level of achievement of earnings per share objectives approved by the Compensation Committee. Under the ICP, the possible range of bonus for 2005 (to be paid in 2006) expressed as a percentage of annual salary for the Company’s executive officers is as follows: McShane: 0% — 200%; Fitzgerald, Black, Deane, and Breihan: 0-120%; Choyce: 0-100%; and Boane and Mitchell: 0-75%.

     In addition, effective March 31, 2005, executive officers were granted shares of restricted stock. Such grants to do vest unless the executive remains with the Company for nine years but are subject to accelerated vesting beginning in year three in the event the total return on the Company’s common stock is in the 50th to 75th percentile of total returns for a peer group of companies. The number of shares granted to each executive officer is: McShane: 60,000; Fitzgerald, Black, Breihan, and Deane: 18,000; Choyce: 12,000; and Boane and Mitchell: 5,000. The form of Restricted Stock Agreement is filed as Exhibit 4.22 to the Company’s Annual Report on Form 10K for the year ended December 31, 2004.

     Finally, effective March 31, 2005, the Company entered into Change of Control Agreements with each of Messrs. Black, Breihan, Boane and Mitchell. Such agreements provide that in the event the executive is terminated without “cause” or leaves for “good reason” following a change of control, such executive would be entitled to a severance benefit equal to two times such executive’s annual compensation (salary, bonus and other benefits). The form of Change of Control Agreement is filed as Exhibit 10.12 to the Company’s Annual Report on Form 10K for the year ended December 31, 2001.

Item 7.01  Regulation FD Disclosure

     On April 4, 2005, Grant Prideco issued a press release increasing its guidance on its first quarter 2005 results of operations from $.21 per share to $.25 per share. In addition, Grant Prideco announced that Michael Mcshane, its Chairman, President and Chief Executive Officer, will present at the 33rd Annual Howard Weil Energy Conference on Tuesday, April 5, 2005. A copy of the press release, which includes information on how to access Mr. McShane’s presentation, is included as Exhibit 99.1 to this Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

(c)    Exhibits

99.1	Press Release dated April 4, 2005.

99.2	Form of Restricted Stock Agreement (incorporated by reference from Exhibit 4.22 of Grant Prideco’s Annual Report on Form 10-K for the year ended December 31, 2004)

99.3	Form of Change of Control Agreement (incorporated by reference from Exhibit 10.12 to the Company’s Annual Report on Form 10K for the year ended December 31, 2001.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Grant Prideco, Inc.
Date: April 4, 2005	By:	/s/ Philip A. Choyce
Philip A. Choyce
Vice President and General Counsel